UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to 240.14a-12

Ramaco Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Ramaco Resources, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 244-7455

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market
9.00% Senior Notes due 2026	METCL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01. Regulation FD Disclosure.

On April 26, 2023, Ramaco Resources, Inc. (the “Company”) issued a press release disclosing that it has filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s Special Meeting of Stockholders scheduled to be held virtually at www.virtualshareholdermeeting.com/METC2023SM at 11:00 a.m. Eastern Time on June 12, 2023 (the “Special Meeting”) to, among other things, seek approval of the stockholder proposal (the “Charter Amendment Proposal”) to amend and restate the Company’s amended and restated certificate of incorporation, which, among other things, includes (1) the reclassification of the Company’s existing common stock as shares of Class A common stock, par value $0.01 per share (“Class A common stock”), (2) the creation of a separate class of common stock, the Class B common stock, par value $0.01 per share (“Class B common stock”) and (3) the provision to the Company’s board of directors of the option, in its sole discretion, to exchange all outstanding shares of the Class B common stock into shares of Class A common stock based on an exchange ratio determined by a 20-day trailing volume-weighted average price for each class of stock.

The Company’s Board of Directors also announced a distribution of 0.2 shares of Class B Common Stock per share of pre-distribution common stock held by the Company’s stockholders of record as of the close of business on May 12, 2023 (the “Distribution”), contingent upon receiving shareholder approval of the Charter Amendment Proposal. The Distribution is payable on June 21, 2023 to those shareholders of record as of close of business on May 12, 2023. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01, and it, along with information contained on the Company’s website (or linked therein or otherwise connected thereto), will not be deemed to be filed, or incorporated by reference into, this Current Report on Form 8-K, for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the Charter Amendment Proposal. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the inability to recognize the anticipated benefits of the Charter Amendment Proposal; (2) costs related to the implementation of the Charter Amendment Proposal; (3) changes in applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; (5) the Company’s estimates of expenses and profitability; (6) the failure to realize anticipated pro forma results or projections and underlying assumptions; and (7) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 the form of prospectus included as part of the Registration Statement on Form S-1/A filed with the SEC on April 7, 2023 relating to the Class B common stock, and in any subsequent filings with the SEC. There may be additional risks that the Company does not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not undertake any duty, and the Company expressly disclaims any obligation, to update or alter this Current Report on Form 8-K or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Charter Amendment Proposal and Where to Find It

On April 26, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the SEC relating to the Charter Amendment Proposal. The Company expects to mail on or about May 5, 2023 the Proxy Statement and other relevant documents to its stockholders as of April 21, 2023, the record date, for voting on the Charter Amendment Proposal. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Charter Amendment Proposal and is not intended to form the basis of any investment decision or any other decision in respect of the amendment and restatement of the Company’s amended and restated certificate of incorporation contemplated thereby. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Charter Amendment Proposal, as these materials contain important information about the Company and the Charter Amendment Proposal. The Company’s stockholders are able to obtain copies of the Proxy Statement, and other documents filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to: Attn: Secretary, 250 West Main Street, Suite 1900, Lexington, Kentucky 40507.

Before making any voting or investment decision, investors and stockholders of the Company are urged to carefully read the entire Proxy Statement and other documents filed in connection with the Charter Amendment Proposal with the SEC, because they contain important information about the Charter Amendment Proposal.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Charter Amendment Proposal. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Proxy Statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Attn: Secretary, 250 West Main Street, Suite 1900, Lexington, Kentucky 40507.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Amendment Proposal. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Ramaco Resources, Inc., dated April 26, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
Name: Randall W. Atkins
Title: Chairman and Chief Executive Officer

Date: April 26, 2023